SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 13, 2002

SALEM COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-26497	77-0121400

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4880 Santa Rosa Road, Suite 300, Camarillo, California	93012

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code        (805) 987-0400

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     In April 2002, Salem Communications Corporation (the “Company”), its wholly-owned subsidiary, Salem Communications Holding Corporation (“Salem Holding”) and its other subsidiaries, filed as co-registrants pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-86580), which was declared effective (as amended by Pre-Effective Amendment No. 1) on May 20, 2002. On December 13, 2002, the Company issued a press release announcing the pricing of an offering of $100,000,000 principal amount of Holding’s 7.75% Senior Subordinated Notes due 2010. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Exhibits.

     (c)  Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Salem Communications Corporation dated December 13, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: December 16, 2002	By:	/s/ Jonathan L. Block

Jonathan L. Block Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Salem Communications Corporation dated December 13, 2002